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                                  EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 (Reg. No. 333-43201) of our reports dated January 30, 1998, as identified on the index to the financial statements included as Item 8 of PIMCO Advisors Holdings L.P.'s 1997 Annual Report on Form 10-K (Form 10-K) which appear in such Form 10-K.




/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Los Angeles, California
October 2, 1998


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